CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2021
CAPITAL MANAGEMENT
Schedule of capital structure	The Company monitors capital on the basis of the debt to capital ratio, which is calculated as net debts divided by equity attributable to shareholders of the Company.

	As of December 31,
	2021	2020
	RMB’000	RMB’000
Interest-bearing bank borrowings	—	—
Amounts owed to related parties	36,348	36,348
Total debts	36,348	36,348
Less: Cash and cash equivalents (excluding restricted bank balances)	(27,880)	(12,344)
Net debts	8,548	24,004
Equity attributable to shareholders of the Company	61,943	97,349
Gearing ratio	13.8%	24.7%